Exhibit 99.1

Exhibit 99.1

RAYMOND JAMES 35TH ANNUAL INSTITUTIONAL INVESTORS CONFERENCE March 4, 2014

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K and 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements. PROPRIETARY 2

ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT PURCHASING AND RECOVERY INDUSTRY We deploy capital to acquire and generate predictable cash delinquent consumer receivables flows over a multi-year time horizon 1 in 5 American consumers 2-3x have accounts with us Total Cash Collections 3.4 million consumers have satisfied their obligations $1.28 billion collected in the Portfolio last twelve months Purchase Price $4.0 billion in estimated remaining collections 31% Adjusted EBITDA† 5-year compound annual growth rate Years Years Years Years 1-2 3-4 5-6 7-8 5,250 employees worldwide Illustrative cash collections †Adjusted EBITDA is a non-GAAP number which the company considers to be and utilizes as a meaningful indicator of operating performance. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation. PROPRIETARY 3

WITH OUR GROWTH HAS COME SIGNIFICANT GEOGRAPHIC DIVERSIFICATION Call Center Call Center Site Site Cabot HQ / Call Dublin, Ireland Center Sites St Cloud, MN West Malling, UK Call Center Site Marlin Stratford-upon-Avon, UK Warren, MI Worthing, UK Headquarters / Call Center Site Call Center Site Tampa, FL San Diego, CA Call Center / Call Center Site Technology Site Call Center Site Phoenix, AZ Costa Rica New Delhi, India Propel Refinancia San Antonio, TX Colombia Refinancia Peru PROPRIETARY 4

ENCORE PROVIDES A PRINCIPLED AND ESSENTIAL SERVICE



Original creditor

Relationship is transactional

- Attempt to collect during initial delinquency cycle
- Consumer is "charged-off" by issuer on day 181 of cycle
- No longer considered a "customer" by creditor



	Contingency collection agency	vs.	encore CAPITAL GROUP
Collection time frame	• 4-6 months		• 84 months to recover financially
Consumer experience	**Pressure** • Artificial deadlines • Multiple exchanges of sensitive data • Counterproductive incentives		**Partnership** • Create partnership strategy and set goals • Tailor solutions to individuals • Single point of contact
Outcome	• Consumer is confused and frustrated		• Maximizes repayment likelihood and ensures fair treatment

encore CAPITAL GROUP
PROPRIETARY
5

ENCORE HAS DELIVERED A TRACK RECORD OF STRONG, SUSTAINABLE FINANCIAL RESULTS Cash Collections ($M) Adjusted EBITDA1 ($M) +26% +31% Strong business fundamentals GAAP EPS2 Adjusted Economic EPS3 .driving profitable growth 1. Adjusted EBITDA is a non-GAAP number which the company considers to be and utilizes as a meaningful indicator of operating performance. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation. 2. Per fully diluted share from continuing operations. 3. Per fully diluted economic share from continuing operations. See Reconciliation of Adjusted EPS to GAAP EPS at the end of this presentation. EPS prior to 2012 were not affected by adjustments. Note: Growth rate percentages for cash collections, Adjusted EBITDA, and EPS signify compounded annual growth rate from 2007—2012 PROPRIETARY 6

MARKET LEADING INVESTMENTS HAVE ENABLED US TO GAIN SCALE AND POSITION OURSELVES FOR SUSTAINED GROWTH Capital deployed in core receivables Estimated Remaining Collections in core receivables ($M) ($M) 1,205 4,500 1,200 3,990 4,000 1,000 3,500 800 3,000 2,500 600 562 1,967 2,000 1,571 400 362 387 1,500 1,160 1,389 257 1,063 230 1,000 200 500 0 0 2008 2009 2010 2011 2012 2013 2008 2009 2010 2011 2012 2013 PROPRIETARY 7

WE BELIEVE THAT OUR CURRENT ESTIMATE OF REMAINING COLLECTIONS IS CONSERVATIVE Cumulative Collections—initial expectation vs. actual ($M) 7,500 6,000 Actual Cash Collections 4,500 3,000 Initial Projections 1,500 0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Note: Cabot collections are excluded PROPRIETARY 8

1Assumes $100 is invested at the beginning of calendar year 2009.

WE HAVE DELIVERED INDUSTRY LEADING TOTAL SHAREHOLDER RETURN OVER THE PAST FIVE YEARS Total Shareholder Return (Dec. 2007- Dec. 2013)1 (%) 800 CAGR by year 1 Year 3 Years 5 Years Encore Capital: 64% 29% 47% 700 S&P SmallCap 600: 41% 18% 21% Encore Capital Russell 2000: 39% 16% 20% 600 NASDAQ Financial 100: 42% 14% 12% 500 400 300 S&P SmallCap 600 200 Russell 2000 NASDAQ 100 Financial 100 0 2008 2009 2010 2011 2012 2013 PROPRIETARY 9

WE ARE WELL POSITIONED TO MAINTAIN OUR MOMENTUM AND CONTINUE DELIVERING TOP QUARTILE TSR Top Quartile Total Shareholder Return Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion 1 2 3 4 Superior Operational Scale Strong Capital Extendable Analytics & Cost Leadership Stewardship Business Model • Consumer • Specialized call • Sustained success at • Uniquely scalable intelligence centers raising capital platform —Low cost of debt • Data driven, • Efficient international—Sustainable • Strategic investment predictive modeling operations borrowing capacity opportunities and cash flow geographic and • Portfolio valuation at • Internal legal generation paper type consumer level platform adjacencies • Prudent capital • Consumer Credit deployment Research Institute Management Team • Learning Organization • Principled Intent PROPRIETARY 10

OUR SUPERIOR, ACCOUNT LEVEL ANALYTICS ENABLES US TO ACCURATELY PREDICT COLLECTIONS AND COSTS Deal Accuracy Since 2000 1,377 (4) 1,322 (51) Total purchase transactions Principal not fully recovered Principal recovered, but not all Total profitable deals servicing costs Note: Count based on actual results plus forecast PROPRIETARY 11

WE HAVE THE INDUSTRY LEADING COST PLATFORM, DRIVEN BY CONTINUING OPERATIONAL IMPROVEMENTS Overall Cost to Collect1 (%) Improving analytics Increased specialization in call centers 51.5 Scaling Indian call center 50.2 47.6 Internal Legal investments 43.7 42.0 40.0 39.1 2007 2008 2009 2010 2011 2012 2013 1. Cost to collect is Adjusted Operating Cost / dollar collected. See Reconciliation of Adjusted Operating Cost to GAAP Total Operating Expenses at the end of this presentation. PROPRIETARY 12

EFFICIENT CAPITAL STEWARDSHIP IS CRITICAL TO ENCORE’S SUCCESS Deployment priorities Principles for capital deployment • All investments bound by IRR guidelines Reinvestments in core receivables business • Maintain operational flexibility with a range of core asset classes • Prudent investment in adjacent spaces Investments in which leverage our core competencies adjacent spaces • Recognize there are times when best Return of capital investment is to return cash to shareholders All investments viewed through lens of Total Shareholder Return PROPRIETARY 13

WE HAVE A STRONG ABILITY TO QUICKLY RAISE CAPITAL WHICH IS SUPPORTED BY OUR ESTIMATED REMAINING COLLECTIONS Estimated Remaining Collections (ERC) vs. Net Debt ($M) 5,000 1 Net Debt Gross ERC 4,000 Gross ERC less Cost to Collect and Taxes2 3,000 2,000 1,000 0 2007 2008 2009 2010 2011 2012 2013 1. Includes revolver, term loan, senior, and net convertible debt less cash (includes Cabot debt except for preferred equity certificates and excludes Propel debt) 2. Assumes liquidation cost to collect of 30% and a tax rate of 39.2%. PROPRIETARY 14

OUR ABILITY TO RAISE ADDITIONAL CAPITAL ALLOWS US TO PURSUE SUPPLEMENTAL GROWTH IN ADJACENT SPACES We have the debt markets expertise …and structure our debt to to fund new opportunities. maximize flexibility for future growth Total debt availability ($M) 1,500 1,396 • Propel facilities are incremental Separate Propel facilities to, and separate from, our core 300 debt facilities Core debt 1,000 —No impact on ability to purchase core US receivables 1,096 500 • We will continue to pursue and deploy separate pools of capital 300 0 2007 Current Note: Core debt includes the credit facility plus accordion PROPRIETARY 15

OUR FOCUS ON TSR DRIVES OUR GROWTH STRATEGY Grow our core business Diversify into new asset Geographic expansion and our subsidiaries classes Domestic core business Cabot—2013—and Marlin—2014 Propel—2012 (UK) EAF—2012 Refinancia (Credit cards, point- Grove (UK)—2014 of-purchase guarantees)—2013 AACC – 2013 Refinancia (Latin America)— Grove (IVA)—2014 Propel 2013 TX competitor—2013 Cabot Marlin – 2014 Refinancia This strategy positions us to deploy capital wherever we see the highest returns and continue to achieve earnings growth PROPRIETARY 16

WHEN WE ACQUIRE FROM OUR COMPETITORS, WE BELIEVE WE CAN LEVERAGE OUR PLATFORM TO REALIZE SUBSTANTIAL SYNERGY VALUE Sources of value 1 Deeper consumer insight and analytics: More focused segmentation and targeting, resulting in better collections 2 Lower cost structure: Leverage Encore’s lower cost platform to expand margins on cash collections 3 Industry consolidation: Increased market share reduces competition and stabilizes purchase prices and returns PROPRIETARY 17

WE HAVE A STRONG TRACK RECORD ACQUIRING LARGE PORTFOLIOS FROM OTHER DEBT PURCHASERS $90M portfolio purchased in $100M+ portfolio purchased in AACC purchase in 2013 2005 2012 ($M) ($M) ($M) 300 200 150 Collections to date: Collections to date: $240M Collections to date: $179M 125 $141M 150 200 100 75 100 100 50 50 25 Initial expectations: $199M Initial expectations: $113M Initial Expectations: $132M 0 0 0 2005 2007 2009 2011 2013 Jun-12 Dec-12 Jun-13 Dec-13 Jun-13 Aug-13 Oct-13 Dec-13 PROPRIETARY 18

WE HAVE MADE SIGNIFICANT PROGRESS EXECUTING OUR PLANS FOR PROPEL Our plan What we’ve delivered • Developed & implemented 1 • Working to penetrate the model for direct mailing Existing 80% of the Texas market • Started outbound calling with existing Encore facilities market transfers that doesn’t use tax lien • Acquired large competitor and expect to continue market consolidation 2 • Lobbying to introduce • Successfully worked with New legislation in other states Nevada to pass legislation markets that will create new markets • Advancing legislative push to other states 3 • Exploring alternative tax lien • Purchased tax lien in ten New models that will allow us to states opportunities expand into new markets PROPRIETARY 19

RESULTING IN GROWTH IN THE SIZE OF OUR PORTFOLIO WHILE MAINTAINING AN EXCEPTIONALLY LOW RISK PROFILE Propel portfolio size ($M) +58% 300 213 200 121 135 99 100 0 2010 2011 2012 2013 Texas portfolio characteristics • $8,600 average balance • $227,000 average property value • 8-year term • 3.9% average LTV at origination • 6-year weighted average life • Less than 1% foreclosure rate • 13-15% typical interest rate • Zero losses PROPRIETARY 20

LAST YEAR, WE BEGAN OUR GEOGRAPHIC DIVERSIFICATION WITH CABOT, A LEADING PURCHASER OF DEBT IN THE U.K. Cabot was the leading purchaser of debt in the U.K. in 2012 Market leader in U.K. debt management Oct-2012 – Sep-2013 • Over 14 years of collections growth • Operations in Great Britain and Ireland Cabot 143 Key statistics as of September 30, 2013: • Ł8.6B face-value of debt acquired for Ł779M • Statutory ERC of Ł1,050M • 3.8M customer accounts Arrow 122 • Collections of Ł124.4M (2013) • Capital deployment of Ł102M (2013) Cabot contributed $0.36 to Encore’s economic EPS in 2H2013 Lowell 121 0 50 100 150 Deployed Capital (ŁM) PROPRIETARY 21

CABOT AND ENCORE HAVE SEVERAL OPPORTUNITIES FOR SYNERGIES Area Comments • Operations currently are undifferentiated (service payers, late stage paper, Institute specialized inbound/outbound) through one platform and generally, the same agents (including collections teams comp structure) • Dialer strategy and team can be revamped to improve operational efficiency and Leveraging analytics and collector productivity technology to improve • There is an opportunity to improve account segmentation and collection strategies by operational effectiveness leveraging insights from credit bureau and speech analytics tool Expand litigation as a • Litigation use is emerging with a few players developing good understanding of value collection channel • Should provide upside over the long term • While vendor management guidelines (including onsite visits) are becoming a reality, Offshoring of back office the issuers are comfortable with this approach, if executed well and call center • Late stage (post 18 months) accounts, which are currently placed with agencies, could be worked in India • Strong competency of other UK players such as Lowell (proving it can be done) and Investment in secondary also a strength of Encore and tertiary asset classes • Should be a meaningful opportunity to deploy capital profitably • Can leverage Encore’s relationships to facilitate large purchases with securitizations Financing sources or other off-balance sheet financing PROPRIETARY 22

WE ENHANCED THIS INVESTMENT THROUGH THE ACQUISITION OF MARLIN Marlin Financial Group is a UK debt buyer with a focus on litigation Company Transaction Financing Status Portfolio Rationale To date, portfolio Expected ERC lift Fully financed by Cabot Cabot has just closed purchases have totaled attributed to Cabot’s back based on the combined the transaction and Ł264M with a total face book from utilizing companies’ balance integration has begun value of approx. Ł2.2B Marlin’s litigation platform sheets and an average account for non-paying accounts balance of Ł4,800 No additional investment Valuable talent pool is required from Encore As of September 30, 2013, Marlin had ERC of Cabot + Marlin can Ł352M leverage full extent of UK market growth with complementary niches PROPRIETARY 23

THE TRANSACTION PRESENTS SUBSTANTIAL SYNERGY OPPORTUNITIES Cabot’s non-paying back-book Significant uplift to Cabot’s 120- month ERC with Marlin’s litigation capabilities expected Further operational efficiencies Marlin’s non-litigation back-book Encore, Cabot and Marlin’s Application of Cabot expertise and sharing of industry scorecards/models to Marlin best practice back-book Encore’s India operations Combined front-book Opportunity for increased Enhanced ability to compete for operational leverage portfolios and deploy capital PROPRIETARY 24

WE HAVE AGREED TO ACQUIRE A 68% INTEREST IN GROVE CAPITAL Grove specializes in the purchasing and servicing of insolvencies, consisting primarily of individual voluntary arrangements (“IVAs”) and bankruptcy receivables in the UK Capital Deployment IVAs Grove Strategy Roughly equivalent to a chapter An asset manager supplying Investment will facilitate Encore’s 13 bankruptcy in the U.S. business development, account capital deployment strategy in level portfolio analytics, bidding the IVA asset class with an Constitutes a formal repayment management and master annual target of more than $50 proposal presented to a debtor’s servicing million creditors Successfully deployed ~Ł100 Further opportunities as Grove million in over 50 transactions in expands in Spain and other the U.K. insolvency market since European countries its formation PROPRIETARY 25

IN LATE Q4, WE CLOSED THE ACQUISITION OF A 51% INTEREST IN REFINANCIA, EXPANDING OUR PRESENCE TO COLOMBIA AND PERU With 1,000 employees, Refinancia is a leading buyer of non-performing loans in: 2013 Capital 2013 Refinancia 2013 Capital 2013 Refinancia Deployed* Market Share** Deployed* Market Share** $100 million 39% $13 million 64% Investment Benefits Refinancia has deep relationships with leading banks in the region New Market Opportunities Higher Returns Platform for Latin American expansion Refinancia’s drivers Data-driven Commitment To Extendable Business Decision-making Consumer Rights Model * All buyers ** Refinancia estimates PROPRIETARY 26

REFINANCIA IS ENCORE’S ENTRY INTO LATIN AMERICAN MARKETS Market Business Opportunities Niche Description NPL portfolio purchase, servicing, Individuals with and collections (Colombia, Peru) Improvements in call center default in their NPL portfolio servicing and operations technology credit history collections (outsourcing without purchase) for banks Process reengineering Advances in Decision Guarantee payment plans offered by Science Consumers with merchants, check guarantee, limited credit servicing, and collections Improved monitoring and options at the Factoring of merchant payment plans strategies around legal point of (liquidity generation for merchants) collections purchase Credit risk is taken by partner bank First subprime credit card offered in Banked clients Colombia with risk of credit Credit risk is taken by partner bank default Market to customer base at Refinancia and partner bank PROPRIETARY 27

ENCORE’S LONG-TERM PROSPECTS CONTINUE TO BE FAVORABLE Operating Results Liquidity & Geographic & & Deployment Capital Access Solid Cash Flows Asset Class Diversification A culture of constant Strong liquidity and Additional asset classes We are an international improvement drives access to capital enhance and geographies continue company in several asset improved results our ability to to enhance ERC and classes, positioned for take advantage collections strong earnings growth of consolidating markets going forward and new opportunities PROPRIETARY 28

APPENDIX

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In Thousands) Three Months Ended

	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10	9/30/10	12/31/10	3/31/11
GAAP net income, as reported	6,162	3,028	(2,095)	8,997	6,641	9,004	8,405	10,861	11,730	12,290	14,171	13,679
(Gain) loss from discontinued operations, net of tax	(89)	46	(483)	(457)	(365)	(410)	(901)	(687)	(684)	(315)	28	(397)
Interest expense	4,831	5,140	5,401	4,273	3,958	3,970	3,959	4,538	4,880	4,928	5,003	5,593
Provision for income taxes	4,161	2,429	(1,781)	5,670	3,936	5,676	4,078	6,080	6,356	6,474	9,057	8,349
Depreciation and amortization	482	396	391	410	402	443	516	522	591	650	789	904
Amount applied to principal on receivable portfolios	35,785	35,140	46,364	42,851	48,303	49,188	47,384	58,265	64,901	63,507	53,427	85,709
Stock-based compensation expense	1,288	860	382	1,080	994	1,261	1,049	1,761	1,446	1,549	1,254	1,765
Adjusted EBITDA	**52,560**	**47,039**	**48,179**	**62,824**	**63,869**	**69,132**	**64,490**	**81,340**	**89,220**	**89,083**	**83,729**	**115,602**

	6/30/11	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13
GAAP net income, as reported	14,775	15,370	17,134	11,406	16,596	21,308	20,167	19,448	11,012	21,064	22,216
(Gain) loss from discontinued operations, net of tax	(9)	(60)	101	6,702	2,392	-	-	-	-	308	1,432
Interest expense	5,369	5,175	4,979	5,515	6,497	7,012	6,540	6,854	7,482	29,186	29,747
Provision for income taxes	9,475	9,834	10,418	11,660	12,846	13,887	13,361	12,571	7,267	10,272	15,278
Depreciation and amortization	958	1,054	1,165	1,240	1,420	1,533	1,647	1,846	2,158	4,523	5,020
Amount applied to principal on receivable portfolios	83,939	73,187	69,462	104,603	101,813	105,283	90,895	128,481	127,370	154,283	124,520
Severance and Stock-based compensation expense	1,810	2,405	1,729	2,266	2,539	1,905	2,084	3,001	5,364	3,983	3,486
Acquisition related expense	-	-	-	489	3,774	-	-	1,276	12,848	7,752	4,260
Adjusted EBITDA	**116,317**	**106,965**	**104,988**	**143,881**	**147,877**	**150,928**	**134,694**	**173,477**	**173,501**	**231,371**	**205,959**

Note: The periods 6/30/08 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20. All periods have been adjusted to show discontinued ACG operations.

encore CAPITAL GROUP

PROPRIETARY

30

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED EPS Reconciliation of Adjusted Net Income and Adjusted EPS to GAAP EPS (Unaudited, in thousands, except per share amounts), Full Year 2013 2012 Per Diluted Per Diluted Per Diluted Per Diluted1 $ Share – Share – $ Share – Share – Accounting Economic Accounting Economic Net income from continuing operations 77,039 $ 2.94 $ 3.01 78,571 $ 3.04 $ 3.04 attributable to Encore2 Adjustments: Net non-cash interest and issuance cost 3,274 $ 0.12 $ 0.13 191 $ 0.01 $ 0.01 amortization, net of tax Acquisition related legal and advisory fees, net 12,981 $ 0.50 $ 0.51 2,567 $ 0.10 $ 0.10 of tax Acquisition related integration and consulting 3,304 $ 0.13 $ 0.13———fees, net of tax Acquisition related other expenses, net of tax 2,198 $ 0.08 $ 0.08———Adjusted net income from continuing 98,796 $ 3.77 $ 3.86 $81,329 $ 3.15 $ 3.15 operations attributable to Encore 1 Excludes approximately 595,000 shares issuable upon the conversion of the company’s convertible senior notes due 2017 that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions

2 Excludes net loss attributable to non-controlling interest of $1,559 in 2013

PROPRIETARY 31

RECONCILIATION OF ADJUSTED OPERATING EXPENSES Reconciliation of Adjusted Operating Cost to GAAP Operating Expenses (Unaudited, In Thousands) 2007 2008 2009 2010 2011 2012 2013 GAAP total operating expenses, as reported 201,849 216,900 249,782 269,952 328,566 401,696 575,005 Adjustments: Ascension Operating Costs (14,801) (13,369) (13,218) —— Stock-based compensation expense (4,287) (3,564) (4,384) (6,010) (7,709) (8,794) (12,649) Operating expenses related to non-portfolio — — (986) (9,291) (36,511) purchasing and recovery business Acquisition related legal and advisory fees — ——(4,263) (20,236) Acquisition related integration and severance — — — (5,455) costs, and consulting fees Adjusted operating expenses 182,761 199,967 232,180 263,942 319,871 379,348 500,154 PROPRIETARY 32